Exhibit 10.61

FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of December 9, 2011

among

KANSAS CITY POWER & LIGHT COMPANY,
as the Borrower,

CERTAIN LENDERS,

UNION BANK, N.A. and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Syndication Agents

and

BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and an Issuer

JPMORGAN CHASE BANK, N.A. and
THE BANK OF NOVA SCOTIA,
as Documentation Agents

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
UNION BANK, N.A.
and
WELLS FARGO SECURITIES, LLC,
as Joint Lead Arrangers and Joint Book Managers

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 9, 2011 (this “Agreement”) is entered into among Kansas City Power & Light Company, a Missouri corporation (the “Borrower”), the Lenders, Union Bank, N.A. and Wells Fargo Bank, National Association, as Syndication Agents and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an Issuer.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders, Union Bank, N.A. and Wells Fargo Bank, National Association, as Syndication Agents and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of August 9, 2010 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments.  The Credit Agreement is hereby amended as follows:

(a)           The definition of “Administrative Agent’s Fee Letter” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Administrative Agent’s Fee Letter” means that certain fee letter dated November 10, 2011 among Bank of America, MLPFS, the Borrower, Great Plains and KCPL GMO.

(b)           The definition of “Aggregate Commitment” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Aggregate Commitment” means the aggregate of the Commitments of all Lenders, as changed from time to time pursuant to the terms hereof.  The amount of the Aggregate Commitment in effect as of the First Amendment Effective Date is SIX HUNDRED MILLION DOLLARS ($600,000,000).

(c)           The definition of “Change” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the definition of “Change in Law” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Change in Law” means the occurrence, after the First Amendment Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rules, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided, that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

(d)           The definition of “Facility Termination Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Facility Termination Date” means (a) the later of (i) December 9, 2016 and (ii) with respect to some or all of the Lenders if the facility termination date is extended pursuant to Section 2.21, such extended facility termination date or (b) any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

(e)           The definition of “Fee Letter” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Fee Letter” means that certain fee letter dated November 10, 2011 among Bank of America, Wells Fargo, BTMU, the Arrangers, the Borrower, Great Plains and KCPL GMO.

(f)           The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” means December 9, 2011.

(g)           The definition of “BAS” is hereby deleted from Section 1.1 of the Credit Agreement in its entirety, each reference to “BAS” in the Credit Agreement is hereby amended to read “MLPFS” and the following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as joint lead arranger and joint book manager.

(h)           The introductory paragraph and clause (i) of Section 3.1 of the Credit Agreement are hereby amended to read as follows:

If any Change in Law:

(i)           subjects any Lender or Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Eurodollar Loan made by it, or changes the basis of taxation of payments to such Lender or such Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.5 and the imposition of, or any change in the rate of, any Excluded Tax), or

(i)           Section 3.2 of the Credit Agreement is hereby amended to read as follows:

If a Lender or an Issuer determines the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender, such Issuer or any corporation controlling such Lender or such Issuer is increased as a result of a Change in Law, then, within thirty (30) days of written demand by such Lender or such Issuer, the Borrower shall pay such Lender or such Issuer the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender or such Issuer determines is attributable to this Agreement, its Outstanding Credit Exposure or its Commitment to make Loans or to issue or participate in Letters of Credit hereunder (after taking into account such Lender’s or such Issuer’s policies and the policies of any corporation controlling such Lender or such Issuer as to capital adequacy).

(j)           Section 3.3 of the Credit Agreement is hereby amended to read as follows:

If (i) any Lender determines, or any Governmental Authority has asserted, that making, funding or maintaining Loans whose interest is determined by reference to the Eurodollar Base Rate at a suitable Lending Installation, or determining or charging interest rates based on the Eurodollar Base Rate, would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, enacted or imposed after the date of this Agreement, (ii) any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, (iii) the Required Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available or (b) the interest rate applicable to a Type of Advance does not accurately reflect the cost of making or maintaining such Advance or (iv) the Administrative Agent determines that adequate and reasonable means do not exist for determining the Eurodollar Base Rate, then the Administrative Agent shall suspend the availability of the affected Type of Advance (or, if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Base Rate, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate applicable to such Lender without reference to the Eurodollar Base Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Base Rate) and, in the case of clauses (i) and (ii), require any affected Eurodollar Advances to be repaid or converted to Floating Rate Advances, subject to the payment of any funding indemnification amounts required by Section 3.4.

(k)           Schedule I to the Credit Agreement is hereby amended to read as shown in Schedule I attached to this Agreement.

(l)           The pricing grid in Schedule III to the Credit Agreement is hereby amended to read as follows:

	>A-/A3	BBB+/Baa1	BBB/Baa2	BBB-/Baa3	BB+/Ba1	<BB/Ba2
Pricing	Level I Status	Level II Status	Level III Status	Level IV Status	Level V Status	Level VI Status
Applicable Margin for Eurodollar Advances and Letter of Credit Fee Rate	1.125%	1.25%	1.50%	1.75%	2.00%	2.25%

Commitment Fee Rate	0.125%	0.175%	0.225%	0.275%	0.375%	0.50%
Applicable Margin for Floating Rate Advances	0.125%	0.25%	0.50%	0.75%	1.00%	1.25%

2.           Conditions Precedent.  This Agreement shall be effective upon:

(a)           receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Lenders;

(b)           the receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent:

(i)           copies of the Organization Documents of the Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization and certified by a secretary or assistant secretary of the Borrower to be true and correct as of the date hereof;

(ii)           such certificates of resolutions and/or other certificates of Authorized Officers of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement; and

(iii)           such documents and certifications as the Administrative Agent may require to evidence that the Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation;

(c)           any portion of the Loans and Commitments held by a Person who is not executing this Agreement as a Lender shall have been assigned to a Person who is a Lender under the Credit Agreement (as amended by this Agreement).

(d)           the receipt by the Administrative Agent of favorable opinions of legal counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated as of the date hereof and in form and substance satisfactory to the Administrative Agent, addressing the execution, delivery and enforceability of this Agreement and other matters that were addressed in the opinion provided in connection with the original delivery of the Credit Agreement on August 9, 2010, with respect to this Agreement; and

(e)           all fees required to be paid to the Administrative Agent, the Arrangers and the Lenders pursuant to the Fee Letter and the Administrative Agent’s Fee Letter on or before the date hereof shall have been paid.

3.           Miscellaneous.

(a)           The Credit Agreement, and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  The Borrower acknowledges and confirms that as of the date hereof the Borrower’s obligation to repay the outstanding principal amount of the Loans and reimburse the Issuers for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims.  The Administrative Agent, each Syndication Agent, each Lender and the Borrower acknowledge and confirm that by entering into this Agreement, each party does not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable Law or any of the obligations of such party thereunder.
(b)           The Borrower hereby represents and warrants as follows:

(i)           The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

(ii)           This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement.

(c)           The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Unmatured Default.

(d)           This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f)           Upon and after the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation By: /s/ Kevin E. Bryant Name: Kevin E. Bryant Title: Vice President – Investor Relations and Treasurer

ADMINISTRATIVE AGENT	BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Kelly Weaver Name: Kelly Weaver Title: Assistant Vice President

LENDERS:
BANK OF AMERICA, N.A.,
as a Lender, an Issuer and Swing Line Lender
By:  /s/ Patrick Martin
Name:  Patrick Martin
Title:    Director

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender, Syndication Agent and an Issuer
By:/s/ Allison Newman
Name: Allison Newman
Title:    Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD.,
as a Lender and as an Issuer
By: /s/ Chi-Cheng Chen
Name:  Chi-Cheng Chen
Title:     Vice President

UNION BANK, N.A.,
as a Lender and Syndication Agent
By: /s/ Susan K. Johnson
Name:  Susan K. Johnson
Title:    Vice President

BARCLAYS BANK PLC,
as a Lender
By: /s/ David Barton
Name:  David Barton
Title:  Director

BNP PARIBAS,
as a Lender
By: /s/ Francis DeLaney
Name:  Francis DeLaney
Title:  Managing Director

By: /s/ Pasquale Perraglia
Name:  Pasquale Perraglia
Title:  Vice President

GOLDMAN SACHS BANK USA.
as a Lender
By: /s/ Mark Walton
Name:  Mark Walton
Title:  Authorized Signatory

JPMORGAN CHASE BANK, N.A as a Lender By: /s/ John E. Zur Name: John E. Zur Title: Authorized Officer
THE BANK OF NOVA SCOTIA as a Lender By: /s/ Thane Rattew Name: Thane Rattew Title: Managing Director
THE ROYAL BANK OF SCOTLAND plc, as a Lender By: /s/ Andrew N. Taylor Name: Andrew N. Taylor Title: Vice President
U.S. Bank National Association, as a Lender By: /s/ Eric J. Cosgrove Name: Eric J. Cosgrove Title: Vice President
SUNTRUST BANK, as a Lender By: /s/ Andrew Johnson Name: Andrew Johnson Title: Director
KeyBank National Association as a Lender By: /s/ Craig A. Hanselman Name: Craig A. Hanselman Title: Vice President
The Bank of New York Mellon as a Lender By: /s/ Hussam S. Alsahlani Name: Hussam S. Alsahlani Title: Vice President
UMB BANK, N.A. As a Lender By: /s/ Robert P. Elbert Name: Robert P. Elbert Title: Senior Vice President
COMMERCE BANK as a Lender By: /s/ Aaron M. Siders Name: Aaron M. Siders Title: Vice President

SCHEDULE I

COMMITMENTS

Lender	Commitment
Bank of America, N.A.	$55,200,000
Wells Fargo Bank, National Association	$55,200,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$27,600,000
Union Bank, N.A.	$27,600,000
Barclays Bank PLC	$40,800,000
BNP Paribas	$40,800,000
Goldman Sachs Bank USA	$40,800,000
JPMorgan Chase Bank, N.A.	$40,800,000
The Bank of Nova Scotia	$40,800,000
The Royal Bank of Scotland plc	$40,800,000
U.S. Bank National Association	$40,800,000
SunTrust Bank	$38,400,000
KeyBank National Association	$36,000,000
The Bank of New York Mellon	$36,000,000
UMB Bank, N.A.	$24,000,000
Commerce Bank	$14,400,000
Total	$600,000,000

LETTER OF CREDIT COMMITMENTS

Issuer	Letter of Credit Commitment
Bank of America, N.A.	$25,000,000.00
Wells Fargo Bank, National Association	$25,000,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$25,000,000.00
Total	$75,000,000.00